                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/ / Preliminary proxy statement             / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

/X/ Definitive proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                  NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

(5) Total fee paid:

- --------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

- --------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

(3) Filing party:

- --------------------------------------------------------------------------------

(4) Date filed:

- --------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETINGS
OF SHAREHOLDERS - JULY 25, 1996                          333 West Wacker Drive
                                                         Chicago, Illinois 60606
                                                         (800) 257-8787

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.

June 7, 1996

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Premium Income Municipal Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc., each a Minnesota corporation (individually, a "Fund" and, collectively, the "Funds"), will be held in the 6th floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Thursday, July 25, 1996, at 10:30 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

    1. To elect directors to the Board of each Fund as outlined below:

       a. For each Fund except Nuveen Premium Income Municipal Fund, Inc., to elect four (4) directors to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

       b. For Nuveen Premium Income Municipal Fund, Inc., to elect five (5) directors to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1996.

    3. To transact such other business as may properly come before the Annual Meeting.

MATTER TO BE VOTED ON BY EACH FUND'S HOLDERS OF REMARKETED PREFERRED STOCK OR MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK ONLY:

To elect two (2) directors to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

Shareholders of record of each Fund at the close of business on May 28, 1996 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

James J. Wesolowski
Secretary

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
JOINT PROXY STATEMENT
JUNE 7, 1996

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors of each of Nuveen Premium Income Municipal Fund, Inc. ("Premium Income"), Nuveen Municipal Market Opportunity Fund, Inc. ("Municipal Market Opportunity"), Nuveen Premier Municipal Income Fund, Inc. ("Premier Municipal"), Nuveen Premier Insured Municipal Income Fund, Inc. ("Premier Insured"), Nuveen Premium Income Municipal Fund 2, Inc. ("Premium Income 2") and Nuveen Premium Income Municipal Fund 4, Inc. ("Premium Income 4") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on July 25, 1996 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the four nominees for director (or five nominees in the case of Premium Income) to be elected by all shareholders and the two nominees for director to be elected by holders of Remarketed Preferred Stock, in the case of Premium Income, or Municipal Auction Rate Cumulative Preferred Stock ("MuniPreferred(R)") in the case of the other Funds (for convenience, shares of Premium Income's Remarketed Preferred Stock shall also be referred to in this Joint Proxy Statement as shares of MuniPreferred), as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of Directors of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

- ------------------------------------------------------------------------------
                     MATTER                     COMMON STOCK   MUNIPREFERRED
- ------------------------------------------------------------------------------
 Election of Directors by all Shareholders (Ms. X             X
 Impellizzeri and Messrs. Dean, Brown and
 Sawers nominated for each Fund; for Premium
 Income, Mr. Hoyle also nominated)
- ------------------------------------------------------------------------------
 Election of Directors by MuniPreferred only                  X
 (Mrs. Rosenheim and Mr. Schwertfeger nominated
 for each Fund)
- ------------------------------------------------------------------------------
 Ratify Selection of Auditors                  X              X
- ------------------------------------------------------------------------------

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for each Fund except Premium Income the election of the two nominees to be elected by holders of MuniPreferred, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will be treated as shares voted against the election of directors and against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

As of May 28, 1996, there were issued and outstanding: 63,785,431 shares of common stock and 700 shares of each series of MuniPreferred, Series A, B, C, D and E, of Premium Income; 44,762,071 shares of common stock and 4,000 shares of each series of MuniPreferred, Series M, T and F, of Municipal Market Opportunity; 19,647,018 shares of common stock and 2,800 shares of each series of MuniPreferred, Series T and TH of Premier Municipal; 19,123,476 shares of common stock and 2,800 shares of each series of MuniPreferred, Series TH and F of Premier Insured; 40,731,119 shares of common stock and 2,000 shares of each series of MuniPreferred, Series M, W and F and 3,000 shares of each series of MuniPreferred, Series T and TH of Premium Income 2; and 40,808,465 shares of common stock and 1,328 shares of each series of MuniPreferred, Series T2 and F2, 1,680 shares of MuniPreferred, Series W, 1,800 shares of MuniPreferred, Series F, 2,000 shares of each series of MuniPreferred, Series T and TH, and 2,200 shares of MuniPreferred, Series M Premium Income 4. Those persons who were shareholders of record at the close of business on May 28, 1996 will be entitled to one vote for each share held.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about June 7, 1996.

1. ELECTION OF DIRECTORS OF EACH FUND

At each Fund's Annual Meeting, six (6) directors, except in the case of Premium Income in which case seven (7) directors, are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's Articles of Incorporation, as amended, under normal circumstances holders of MuniPreferred are entitled to elect two
(2) directors, and the remaining directors are to be elected by holders of common stock and MuniPreferred, voting together as a single class. The members of the Board of Directors and the nominees for election to the Board are the same for each Fund, except that Royce A. Hoyle is a member of the Board of Directors and a nominee for election to the Board of Premium Income only. Table I below shows the nominees for director of each Fund to be elected by holders of common stock and MuniPreferred, voting together as a single class. Table II below shows the nominees for director of each Fund to be elected by holders of MuniPreferred only. The affirmative vote of a majority of the shares present and entitled to vote at each Fund's Annual Meeting will be required to elect the directors of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a director of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board of Directors.

Tables I and II below show each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a director of each Fund and the number of shares of common stock of the Funds and of all funds managed by Nuveen Advisory Corp. (excluding money market funds) which each nominee beneficially owned as of April 30, 1996. All of the nominees, except Anthony T. Dean, were last elected to the Board of Directors at the 1995 annual meeting of shareholders. Mr. Dean will be standing for election by each Fund's shareholders for the first time at the Annual Meeting to fill a vacancy that will occur upon the retirement of Richard J. Franke from John Nuveen & Co. Incorporated and the Board of Directors of the Fund on June 30, 1996. Mr. Franke's contributions to the Funds are greatly appreciated. As of April 30, 1996, Mr. Franke owned 1,333 shares of Premium Income, 1,000 shares of Municipal Market Opportunity, 500 shares of Premier Municipal, 500 shares of Premier Insured, 25,500 shares of Premium Income 2 and 26,531 shares of Premium Income 4. In addition to the vacancy that will occur upon the retirement of Mr. Franke, there is currently another vacancy on each Fund's Board. Each Fund's nominating committee is considering candidates for that vacancy.

EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

TABLE I
NOMINEES FOR DIRECTOR FOR EACH FUND TO BE
ELECTED BY ALL SHAREHOLDERS
- --------------------------------------------------------------------------------

                                                                 FULL SHARES OF
                                                                  COMMON STOCK
                                                               BENEFICIALLY OWNED
                                                                 APRIL 30, 1996
    NAME, AGE AND PRINCIPAL                                   ---------------------
        OCCUPATIONS OF                                                       ALL
   NOMINEES AS OF APRIL 30,          YEAR FIRST ELECTED         THE         NUVEEN
            1996(1)               OR APPOINTED A DIRECTOR     FUNDS(2)     FUNDS(3)
- -----------------------------------------------------------------------------------
Lawrence H. Brown (61)            1993--All Funds                    0        3,637
Director of the Funds; retired
in August 1989 as Senior Vice
President of The Northern Trust
Company.
*Anthony T. Dean (51)             Nominee                        5,000        5,695
Director nominee of the Funds
and President-elect
(effective July 1, 1996);
President, Chairman-elect
(effective July 1, 1996) and
Trustee of the Select
Tax-Free Portfolios advised by
Nuveen Institutional Advisory
Corp. (since July 1994);
President-elect (effective July
1, 1996) and Executive Vice
President and Director of The
John Nuveen Company (since
March 1992), John Nuveen & Co.
Incorporated, Nuveen Advisory
Corp. (since October 1992) and
Nuveen Institutional Advisory
Corp. (since October 1992).
Anne E. Impellizzeri (63)         1994--All Funds                    0        2,000
Director of the Funds;
President and Chief Executive
Officer of Blanton-Peale,
Institutes of Religion and
Health (since December 1990);
prior thereto, Vice President
of New York City Partnership
(from 1987 to 1990) and Vice
President of Metropolitan Life
Insurance Company (from 1980 to
1987).
Peter R. Sawers (63)              1991--All Funds,                   0        8,281
Director of the Funds; Adjunct    except Premium Income 2
Professor of Business and         and Premium Income 4
Economics, University of          1992--Premium Income 2
Dubuque, Iowa (since January      1993--Premium Income 3
1991); Adjunct Professor, Lake
Forest Graduate School of
Management, Lake Forest,
Illinois (since January 1992);
prior thereto, Executive
Director, Towers Perrin
Australia (management
consultant); Chartered
Financial Analyst; Certified
Management Consultant.

TABLE I CONTINUED
NOMINEES FOR DIRECTOR FOR EACH FUND TO BE
ELECTED BY ALL SHAREHOLDERS
- --------------------------------------------------------------------------------

                                                                 FULL SHARES OF
                                                                  COMMON STOCK
                                                               BENEFICIALLY OWNED
                                                                 APRIL 30, 1996
    NAME, AGE AND PRINCIPAL                                   ---------------------
        OCCUPATIONS OF                                                       ALL
   NOMINEES AS OF APRIL 30,          YEAR FIRST ELECTED         THE         NUVEEN
            1996(1)               OR APPOINTED A DIRECTOR     FUNDS(2)     FUNDS(3)
- -----------------------------------------------------------------------------------
Royce A. Hoyle (73)               1994-- Premium Income            404        3,933
Director (since October 1994)           only
of Nuveen Municipal Value
Fund, Inc. and Nuveen Premium
Income Municipal Fund, Inc.;
previously a Board Member of
the Nuveen Funds advised by
Nuveen Advisory Corp. (from
April 1985 to February 1992);
prior to January 1987, a Vice
President of Duff & Phelps,
Inc. (investment research and
financial analysis) and
thereafter (to January 1992) a
consultant.
- -----------------------------------------------------------------------------------

TABLE II
NOMINEES FOR DIRECTOR FOR EACH FUND TO BE ELECTED BY HOLDERS OF MUNIPREFERRED

- ----------------------------------------------------------------------------------------
                                                                      FULL COMMON SHARES
                                                                      BENEFICIALLY OWNED
                                                                          APRIL 30, 1996
                                                               -------------------------
NAME, AGE AND PRINCIPAL                                                              ALL
  OCCUPATIONS OF                    YEAR FIRST ELECTED                  THE       NUVEEN
NOMINEES AS OF APRIL 30, 1996(1)    OR APPOINTED A DIRECTOR        FUNDS(2)     FUNDS(3)
- ----------------------------------------------------------------------------------------
Margaret K. Rosenheim (69)          1988--Premium Income                750        5,329
Director of the Funds; Helen Ross   1989-- Municipal Market
Professor of Social Welfare               Opportunity
Policy, School of Social Service    1991-- Premier
Administration, University of       Municipal,
Chicago.                                  Premier Insured
                                    1992-- Premium Income 2
                                    1993-- Premium Income 4
*Timothy R. Schwertfeger (47)       1994--All Funds                  11,068       94,921
President and Director of the
Funds (since July 1994),
Chairman-elect (effective July 1,
1996); Chairman-elect (effective
July 1, 1996) and Executive Vice
President and Director of The John
Nuveen Company (since March 1992),
John Nuveen & Co. Incorporated,
Nuveen Advisory Corp. (since
October 1992) and Nuveen
Institutional Advisory Corp.
(since October 1992).
- ----------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) The director nominees of the Funds, except Royce A. Hoyle and Anthony T. Dean, are board members of 21 Nuveen open-end funds and 53 closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). Mr. Hoyle is a director of Premium Income and Nuveen Municipal Value Fund, Inc. only. Mr. Dean is a board member nominee of 18 closed-end NAC Funds and is a board member of five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC Funds"). Mr. Schwertfeger is a board member nominee of each of the NIAC Funds.

(2) The shares shown in this column include the following: Anthony T. Dean, 5,000 shares of Municipal Market Opportunity; Royce A. Hoyle, 404 shares of Premium Income; Margaret K. Rosenheim, 750 shares of Premium Income; and Timothy
R. Schwertfeger, 6,068 shares of Premium Income and 5,000 shares of Municipal Market Opportunity. These persons have sole voting power and sole investment power, except Mr. Schwertfeger's shares of Municipal Market Opportunity are held jointly with his wife. In addition to the shares shown in this column, Nuveen Advisory Corp., of which Messrs. Dean, Franke and Schwertfeger are directors, beneficially owned 26,230 full common shares of Premium Income 4. No director nominee beneficially owned as much as 1% of any Fund's outstanding Common Stock or beneficially owned any shares of MuniPreferred of any of the Funds, except that Mr. Schwertfeger's wife holds six shares of MuniPreferred of Premier Municipal.

(3) The number shown reflects the aggregate number of common shares beneficially owned in all of the NAC Funds referred to in note (1) above (excluding money market funds).

The directors affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Directors who are not affiliated with Nuveen or the Adviser receive a $45,000 annual retainer for serving as a director or trustee, as the case may be, of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes, except for the annual retainer, fees and expenses paid to Mr. Hoyle, which are allocated between Premium Income and Nuveen Municipal Value Fund, Inc. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a director of that Fund may elect to have all or a portion of the director's fee deferred. Directors may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the director wishes to begin deferral.

The table below shows, for each director who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its fiscal year ended October 31, 1995 and the total compensation that Nuveen funds accrued for each director during the calendar year 1995, including any interest accrued for directors on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.

- --------------------------------------------------------------------------------

                                                                                      TOTAL
                                                                                   COMPENSATION
                                                                                   NUVEEN FUNDS
                                                                                   ACCRUED FOR
  NAME OF DIRECTOR               AGGREGATE COMPENSATION FROM THE FUNDS             DIRECTORS(3)
- -----------------------------------------------------------------------------------------------
                                 MUNICIPAL                       PREMIUM  PREMIUM
                      PREMIUM     MARKET      PREMIER   PREMIER  INCOME   INCOME
                       INCOME   OPPORTUNITY  MUNICIPAL  INSURED     2        4
                      -----------------------------------------------------------
Lawrence H. Brown     $ 2,035         1,446        732      725    1,296    1,256     55,500
Anne E. Impellizzeri  $ 7,025         1,446        732      725    1,296    1,256     63,000
Margaret K. Rosenheim $ 1,986 (1)       1,560       782     774    1,396    1,353     62,322(4)
Peter R. Sawers       $ 1,837         1,446        732      725    1,296    1,256     55,500
Royce A. Hoyle        $23,406 (2)          --        --      --       --       --     63,010(5)
- -----------------------------------------------------------------------------------------------

(1) Includes $222 in interest accrued on deferred compensation from prior years.

(2) Includes $409 of interest accrued in prior years on deferred compensation from his previous directorship with Premium Income.

(3) Includes, except for Mr. Hoyle, compensation for service on the boards of the NAC Funds. Includes for Mr. Hoyle compensation for service on the board of Premium Income and Nuveen Municipal Value Fund, Inc.

(4) Includes $1,572 in interest accrued on deferred compensation from prior years.

(5) Includes $2,010 in interest accrued in prior years on deferred compensation from his previous directorships.

Richard J. Franke, Margaret K. Rosenheim and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of Directors of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors. The executive committees of each Fund except Premium Income held twelve meetings during the fiscal year ended October 31, 1995. The executive committee of Premium Income held thirteen meetings during the fiscal year ended October 31, 1995.

Each Fund's Board of Directors has an audit committee composed of Lawrence H. Brown, Anne E. Impellizzeri, Margaret K. Rosenheim and Peter R. Sawers and, in the case of Premium Income, Royce A. Hoyle, directors who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Directors. The respective audit committees of the Funds held two meetings during the fiscal year ended October 31, 1995.

Nomination of those directors who are not "interested persons" of each Fund is committed to a nominating committee composed of the directors who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested directors. The nominating committees of each Fund held one meetings during the fiscal year ended October 31, 1995. No policy or procedure has been established as to the recommendation of director nominees by shareholders.

In connection with certain legal actions described more fully on page 10 of this Joint Proxy Statement, Premium Income has a special investigating committee composed of Anne E. Impellizzeri and Royce A. Hoyle. The special investigating committee, which independently investigates the various claims made by plaintiffs in the litigation, held eighteen meetings during the fiscal year ended October 31, 1995.

The Board of Directors of each Fund held five meetings during the fiscal year ended October 31, 1995. During the last fiscal year, each director attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof), except that Mr. Franke was unable to attend certain executive committee meetings held solely to declare dividends. His attendance at executive committee meetings which he was scheduled to attend was less than 75%.

Each Fund has the same executive officers. The following table sets forth information as of April 30, 1996 with respect to each executive officer of the Funds, other than executive officers who are directors and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the first meeting of the Board of Directors of each Fund after the Annual Meeting, which Board of Directors' meeting is presently scheduled to be held on July 25, 1996 for each Fund; however, as previously mentioned, Mr. Franke will be retiring from the Board of Directors effective June 30, 1996.

- ------------------------------------------------------------------------------
      NAME, AGE AND PRINCIPAL OCCUPATIONS          POSITIONS AND OFFICES WITH
            FOR THE PAST FIVE YEARS                          FUNDS
- ------------------------------------------------------------------------------
William M. Fitzgerald, 32                         Vice President
Vice President of Nuveen Advisory Corp. (since    (since 1996)
December 1995); prior thereto, Assistant Vice
President (from September 1992 to December
1995) and Assistant Portfolio Manager (from
June 1988 to September 1992) of Nuveen Advisory
Corp.
Kathleen M. Flanagan, 48                          Vice President
Vice President of John Nuveen & Co.               (since 1994)
Incorporated.
Richard J. Franke, 64                             Chairman of the Board
Chairman of the Board and Director of The John    (since each Fund's
Nuveen Company (since March 1992), John           organization)
Nuveen & Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.;
formerly Chairman of the Board and Board Member
of the Nuveen Funds advised by Nuveen
Institutional Advisory Corp. (from inception to
August 1994); Certified Financial Planner.
J. Thomas Futrell, 40                             Vice President
Vice President of Nuveen Advisory Corp.           (since 1991)
Steven J. Krupa, 38                               Vice President
Vice President of Nuveen Advisory Corp.           (since 1990)
Anna R. Kucinskis, 50                             Vice President
Vice President of John Nuveen & Co.               (since 1991)
Incorporated.

- ------------------------------------------------------------------------------
      NAME, AGE AND PRINCIPAL OCCUPATIONS          POSITIONS AND OFFICES WITH
            FOR THE PAST FIVE YEARS                          FUNDS
- ------------------------------------------------------------------------------
Larry W. Martin, 44                               Vice President (since 1993)
Vice President (since September 1992),            &
Assistant Secretary and Assistant General       Assistant Secretary (since
Counsel of John Nuveen & Co. Incorporated; Vice   1988)
President (since May 1993) and Assistant
Secretary of Nuveen Advisory Corp.; Vice
President (since May 1993) and Assistant
Secretary (since January 1992) of Nuveen
Institutional Advisory Corp.; Assistant
Secretary (since February 1993) of The John
Nuveen Company; Director of Nuveen, Duff &
Phelps Investment Advisors (since January
1995).
O. Walter Renfftlen, 56                           Vice President & Controller
Vice President and Controller of The John         (since each Fund's
Nuveen Company (since March 1992), John         organization)
Nuveen & Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.
Thomas C. Spalding, Jr., 44                       Vice President
Vice President of Nuveen Advisory Corp. and       (since each Fund's
Nuveen Institutional Advisory Corp.;            organization)
Chartered Financial Analyst.
H. William Stabenow, 61                           Vice President & Treasurer
Vice President and Treasurer of The John Nuveen   (since each Fund's
Company (since March 1992), John Nuveen & Co.   organization)
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp. (since January
1992).
James J. Wesolowski, 45                           Vice President & Secretary
Vice President, General Counsel and Secretary     (since each Fund's
of The John Nuveen Company (since March         organization)
1992), John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen Institutional
Advisory Corp.
Gifford R. Zimmerman, 39                          Vice President (since 1993)
Vice President (since September 1992),            &
Assistant Secretary and Assistant General       Assistant Secretary (since
Counsel of John Nuveen & Co. Incorporated; Vice   1988)
President (since May 1993) and Assistant
Secretary of Nuveen Advisory Corp.; Vice
President (since May 1993) and Assistant
Secretary (since January 1992) of Nuveen
Institutional Advisory Corp.

- --------------------------------------------------------------------------------

On April 30, 1996, directors and executive officers of the Funds as a group beneficially owned the following Fund shares: Premium Income, 8,555 shares of common stock (less than 1%) and no shares of MuniPreferred; Municipal Market Opportunity, 6,000 shares of common stock (less than 1%) and no shares of MuniPreferred; Premier Municipal, 500 shares of common stock and six shares of MuniPreferred; Premier Insured, 500 shares of common stock (less than 1%) and no shares of MuniPreferred; Premium Income 2, 25,500 shares of common stock (less than 1%) and no shares of MuniPreferred; and Premium Income 4, 26,531 shares of common stock (less than 1%) and no shares of MuniPreferred. On April 30, 1996, directors, director nominees and executive officers of the Funds as a group beneficially owned 319,589 common shares of all funds managed by the Adviser (excluding money market funds). As of April 30, 1996, no person is known to the Funds to have owned beneficially more than five percent of the shares of common stock or MuniPreferred of any Fund.

Certain legal actions originally filed in January 1994 by Premium Income shareholders are pending in federal district court in Chicago against John Nuveen & Co. Incorporated, Nuveen Advisory Corp., and the directors of the Fund at the time of the Fund's January 1994 rights offering, alleging that the defendants violated federal and state laws and the Fund's articles of incorporation in connection with the rights offering and seeking unspecified damages. A lawsuit making similar allegations was filed in 1995 against the same defendants in state court in Minneapolis, Minnesota. The suit was dismissed in December, 1995 and is on appeal. Fund shareholders have also filed actions in Chicago against the Fund's former outside legal counsel and in-house counsel to John Nuveen & Co. Incorporated and Nuveen Advisory Corp. seeking unspecified damages and alleging, among other things, negligence and professional malpractice. The defendants have denied the allegations and are defending the suits. The Court in the Chicago case recently denied in large part various motions to dismiss. The Fund's Board of Directors has created a committee, comprised of outside directors who are not defendants in the suits, to investigate the claims being pursued in the Fund's name and to explore all options. The committee has completed its investigation. Based on the Committee's investigation, the Fund, in May, 1996, filed a motion to be substituted as the actual plaintiff and to terminate the litigation, except as to certain claims against the Fund's adviser and outside counsel. The motion is currently pending before the Court. While there can be no assurance as to the outcome of these suits, based on their current status, Fund management believes that they will not have a material adverse effect on the Fund.

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and directors, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended October 31, 1995, all Section 16(a) filing requirements applicable to that Fund's officers and directors, investment adviser and affiliated persons of the investment adviser were complied with.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board of Directors who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending October 31, 1996. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for Premium Income, in its initial public offering of common stock in July 1988 and its public offering of MuniPreferred in October 1988; for Municipal Market Opportunity, in its initial public offering of common stock in March 1990 and its public offering of MuniPreferred in May 1990; for Premier Municipal, in its initial public offering of common stock in December 1991 and its public offering of MuniPreferred in May 1992; for Premier Insured, in its initial public offering of common stock in December 1991 and its public offering of MuniPreferred in May 1992; for Premium Income 2, in its initial public offering of common stock in July 1992 and its public offering of MuniPreferred in October 1992; and for Premium Income 4, in its initial public offering of common stock in February 1993 and its public offering of MuniPreferred in June 1993.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1997, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 7, 1997.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $15,000.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND SEMI-ANNUAL REPORT (WHICH WILL SOON BE AVAILABLE) UPON REQUEST. SUCH WRITTEN OR ORAL REQUESTS SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

James J. Wesolowski
Secretary

                                                                          NPI796

                                                                    PROXY BALLOT

NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.

COMMON STOCK
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 25, 1996

The undersigned hereby appoints Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of Nuveen Premium Income Municipal Fund 2, Inc. to be held on July 25, 1996, or any adjournment or adjournments thereof:

1. Election of Directors:
   NOMINEES: Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Peter R.
             Sawers.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1996.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                                SEE REVERSE SIDE

                                                                        NPM796

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:           Please mark your votes as in this example. /X/
____________________________________________________________________________________________________________________________________
1.     ELECTION OF DIRECTORS:    / / FOR              / / WITHHOLD authority           / / WITHHOLD authority to vote
     (SEE REVERSE FOR NOMINEES)      all nominees         to vote for all nominees         for nominees indicated below:

INSTRUCTIONS:                                                                              _______________________________
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE  of the nominees, mark the box on the right above AND  write each nominee's name in the space provided.
                                                                                                FOR         AGAINST        ABSTAIN
2.   RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE         / /           / /            / /
     FISCAL YEAR ENDING OCTOBER 31, 1996.
3.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
     BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
____________________________________________________________________________________________________________________________________
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.


       Please be sure to sign and date this Proxy.
______________________________________________________

Shareholder sign here___________________Date__________

Co-owner sign here______________________Date__________

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

/ / BK NPI796                                                          NPM796

                                                                    PROXY BALLOT

NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.

MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK, SERIES M, T, W, TH AND F PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 25, 1996

The undersigned hereby appoints Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of Municipal Auction Rate Cumulative Preferred Stock, Series M, T, W, TH, and F, of the undersigned at the Annual Meeting of Shareholders of Nuveen Premium Income Municipal Fund 2, Inc. to be held on July 25, 1996, or any adjournment or adjournments thereof:

1. Election of Directors:
   NOMINEES:--BY ALL SHAREHOLDERS: Lawrence H. Brown, Anthony T. Dean, Anne E.
              Impellizzeri, Peter R. Sawers.
   NOMINEES:--BY HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK
              ONLY: Margaret K. Rosenheim, Timothy R. Schwertfeger.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1996.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                                SEE REVERSE SIDE

                                                                      NPM796-P

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:           Please mark your votes as in this example. /X/
____________________________________________________________________________________________________________________________________
1.     ELECTION OF DIRECTORS:    / / FOR              / / WITHHOLD authority           / / WITHHOLD authority to vote
     (SEE REVERSE FOR NOMINEES)      all nominees         to vote for all nominees         for nominees indicated below:

INSTRUCTIONS:                                                                              _______________________________
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE  of the nominees, mark the box on the right above AND  write each nominee's name in the space provided.
                                                                                                FOR         AGAINST        ABSTAIN
2.   RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE         / /           / /            / /
     FISCAL YEAR ENDING OCTOBER 31, 1996.
3.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
     BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
____________________________________________________________________________________________________________________________________
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.


       Please be sure to sign and date this Proxy.
______________________________________________________

Shareholder sign here___________________Date__________

Co-owner sign here______________________Date__________

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

/ / BK NPI796                                                          NPM796-P